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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


     Date of Report (Date earliest event reported): March 9, 1994

                       PAINE WEBBER GROUP INC.
         (Exact Name of Registrant as specified in its charter)



    DELAWARE                    No. 1-7367           No. 13-2760086
_______________             ________________       __________________
(State or other              (Commission              (IRS employer
jurisdiction of               File Number)           Identification No.)
incorporation)


          1285 Avenue of the Americas
               New York, New York                        10019
          ___________________________               ________________
            (Address of principal                      (Zip Code)
              executive offices)


Registrant's telephone number, including area code: (212) 713-2000



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Item 5.      Other Events.
______       ____________


    On March 16, 1994, Paine Webber Group Inc. (the "Registrant") completed the sale of 5,000,000 U.S. Dollar Increase Warrants on the Japanese Yen Expiring March 6, 1996 (the "Warrants").

    The Warrants were issued under the Warrant Agreement, dated as of March 16, 1994, among the Registrant, Citibank, N.A., as Warrant Agent,

and PaineWebber Incorporated, as Spot Rate Reference Agent.


Item 7.      Financial Statements, Pro Forma
______       _______________________________
             Financial Information and Exhibits
             __________________________________

             (c) The following are filed as Exhibits to this Report:

Exhibit
Number       Description

1.1 Underwriting Agreement, dated March 9, 1994, among the Registrant, PaineWebber Incorporated and Kemper Securities, Inc., relating to the offer and sale of the Warrants.


4.1 Warrant Agreement, dated as of March 16, 1994, among the Registrant, Citibank, N.A., as Warrant Agent, and PaineWebber Incorporated, as Spot Rate Reference Agent, relating to the Warrants.


4.2 Forms of Warrant Certificates relating to the Warrants (filed as Exhibits A and A-1 to Exhibit 4.1).


8.1          Opinion of Latham & Watkins concerning tax matters.


23.1         Consent of Latham & Watkins (included as part of Exhibit 8.1).



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                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAINE WEBBER GROUP INC.


Date March 17, 1994                         By:  /s/ Regina A. Dolan
                                                ----------------------
                                            Name:  Regina A. Dolan
                                            Title: Vice President and Chief
                                                   Financial Officer

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                             EXHIBIT INDEX

1.1      Underwriting Agreement, dated March 9, 1994, among the
         Registrant, PaineWebber Incorporated and Kemper Securities, Inc., relating to the offer and sale of the Warrants.


4.1 Warrant Agreement, dated as of March 16, 1994, among the Registrant, Citibank, N.A., as Warrant Agent, and PaineWebber Incorporated, as Spot Rate Reference Agent, relating to the Warrants (incorporated by reference to Exhibit 2 of Amendment No. 1 to the Registration Statement (No. 33-53776) filed on Form 8-A/A dated March 17, 1994).

4.2 Forms of Warrant Certificates relating to the Warrants (filed as Exhibits A and A-1 to Exhibit 4.1).


8.1      Opinion of Latham & Watkins concerning tax matters.


23.1     Consent of Latham & Watkins (included as part of Exhibit 8.1).